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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2007

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                      000-20201               06-0967107
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

1924 Pearman Dairy Road Anderson, South Carolina              29625
    (Address of principal executive offices)               (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.     Departure of Directors or Certain Officers; Election of
               Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2007, Hampshire Group, Limited (the "Company") entered into a letter agreement with its Interim President and Chief Executive Officer, Michael
S. Culang (the "Agreement"), setting forth the terms of Mr. Culang's compensation for the Company's 2007 fiscal year. Pursuant to the Agreement, Mr. Culang's annual base salary was set at $800,000, to be applied retroactively from January 1, 2007. In addition, the Agreement provides that Mr. Culang is eligible to receive a bonus equal to six percent (6%) of the Company's after-tax corporate profits for the 2007 fiscal year, payable at the same time as annual bonuses for other executives, with payment of any amount that would result in Mr. Culang's aggregate compensation for the 2007 fiscal year exceeding $1 million being deferred until his termination of employment, as well as a special bonus of $500,000, which amount, plus interest at a rate equal to 5.32% per annum, will be payable the earlier of the termination of his employment or a "change in control" of the Company (as such term is defined in Mr. Culang's change in control agreement with the Company dated March 28, 2007). Payment of such bonus amounts are generally contingent on Mr. Culang's continued employment with the Company through December 31, 2007 (or, in the case of the special bonus, through a "change in control" of the Company if earlier), subject to the right to receive such bonuses in connection with certain qualifying terminations.

A copy of the Agreement is attached hereto as Exhibit 10.1 which is incorporated herein by reference in its entirety.

Item 9.01      Financial Statements and Exhibits.

Exhibit No.         Description
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10.1                Letter Agreement with Michael S. Culang dated October 8,
                    2007


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              HAMPSHIRE GROUP, LIMITED


                              By:/s/ Heath L. Golden
                                 -----------------------------------------------
                                 Name:   Heath L. Golden
                                 Title:  Vice President, General Counsel and
                                         Secretary

Dated: October 9, 2007